SUMMARY PROSPECTUS — MAY 1, 2014, AS REVISED JANUARY 9, 2015

RS Emerging Markets VIP Series

Before you invest, you may want to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus and other information about the Series, including the Series’ Statement of Additional Information (SAI) and most recent reports to shareholders, online at http://www.rsinvestments.com/VIP.htm. You can also get this information at no cost by calling 800-221-3253 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Series’ Prospectus, dated May 1, 2014, as supplemented January 9, 2015, the Series’ SAI, dated May 1, 2014, as revised August 15, 2014 and as supplemented January 9, 2015, and the financial statements included in the Series’ annual report to shareholders, dated December 31, 2013.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses
Class I Shares	1.00%	N/A	0.33%	0.02%	1.35%

1	The amounts indicated are expenses indirectly incurred by the Series through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended December 31, 2013.

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$137	$428	$739	$1,624

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 248% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series defines an

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emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing. The Series defines an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Series’ investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team’s quantitative screen, with particular emphasis placed on a company’s earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. The investment team monitors market and sovereign risk as part of the overall investment process.

The Series may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

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Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Series’ benchmark increases the risk that the Series will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Series to a greater extent than its benchmark.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries relative to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Series’ benchmark.

Series Performance

The bar chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ investment strategy and investment team changed on March 1, 2013. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at http://www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

Annual Total Return for Class I Shares

(calendar year-end)

Best Quarter Second Quarter 2009 44.74% Worst Quarter Fourth Quarter 2008 -30.18%

Average Annual Total Returns

(periods ended 12/31/13)

	1 Year	5 Years	10 Years	Since Inception (10/17/94)
Class I Shares	-3.47%	15.18%	11.69%	8.38%
MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	-2.27%	15.15%	11.52%	5.49%	[1]

1	Since inception return for the MSCI Emerging Markets Index (Gross) shown in the table is since September 30, 1994, the month end prior to the inception of Class I shares.

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Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Michael Reynal has been a portfolio manager of the Series since 2013. Michael Ade, CFA has been a portfolio manager of the Series since January 2015.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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